SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 12, 2000




                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 0-15810



               New Jersey                             22-2367234
   (State or other jurisdiction of         (IRS Employer Identification Number)
    incorporation or organization)



         2800 28th Street, Suite 100
         Santa Monica, California                       90405
   (Address of principal executive offices)          (Zip Code)


                                 (310) 581-4030
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         Osicom today announced that Par Chadha, the founder, Chairman and Chief Executive Officer of Osicom, has resigned as Chairman, CEO and a director effective July 8, 2000. The Board of Directors has appointed Rohit Phansalkar, an existing director, as Chairman of the Board and CEO effective on that date. The Company also announced that Mr. Chadha will become a consultant and advisor to Osicom and that he has agreed to a covenant not to compete with Osicom.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OSICOM TECHNOLOGIES, INC.


DATE:   June 12, 2000                       By: /s/Christopher E. Sue
                                               -----------------------
                                                   Christopher E. Sue
                                                   Vice-President Finance